

ON Semiconductor™

NOTE: This Exhibit 99 contains excerpted slides and notes for the presentations to be made by ON Semiconductor Corporation during its Analyst Day on May 10, 2001. This exhibit consists of Item 9, "Regulation FD Disclosure" that ON Semiconductor is electing to disclose pursuant to Reg. FD Rules 100-103.

Safe Harbor Statement

During the course of this presentation, we may make projections or other forward-looking statements regarding future events or the future financial performance of the Company. The words "estimate" (or the symbols "E" or "est."), "intend", "expect", "plan", or similar expressions are intended to identify forward-looking statements. We wish to caution that such statements are subject to risks and uncertainties that could cause actual events or results to differ materially. Important factors relating to our business, including factors that could cause actual results to differ from our forward-looking statements, are described in our recently filed 2000 Form 10-K, and other filings with the SEC. The Company assumes no obligation to update forward-looking statements to reflect actual results or changed assumptions or other factors.

ON Semiconductor™

Transitioned to Integrated Circuits (IC)


1999
Broadband 13%
Logic 11%
Discrete 56%
Analog 20%
2001E
Broadband 16%
Logic 9%
Discrete 47%
Analog 28%

- 1999 - 2001 transitioned to an IC company with 53% of our revenue coming from ICs.

Research & Development Investment


3 X Growth
1999
2000
2001E
Base Business
Power and Data Management

>80% directed towards Power Management and Broadband solutions

ON Semiconductor

Analyst Day
May 10, 2001

The Innovation Engine

ON continues to step up its product development engine with a focus on Broadband and Analog Power Management.

New Products Introduced



500
450
400
350
300
250
200
150
100
50
0
# of New Products
1999
2000
2001E
Gap Filler
Performance Enhancement
Proprietary

New Product Revenue


New Product Revenue Momentum
Percent of Total Product Revenue
40%
35%
30%
25%
20%
15%
10%
5%
0%
Q1-00
Q2-00
Q3-00
Q4-00
Q1-01
Q4-01E
Discrete
Std Logic
Analog
Broadband
Total

We have placed great emphasis on new product development.

We are building momentum, increasing overall new product revenue from 11% a year ago to greater than 15% by the end of 2000. Our target for the end of this year is 20% with long-term goal being greater than 25%.

Analog and Broadband are already above the company targets and are expected to continue to set the pace for new product revenue growth.

ON Semiconductor™

Operating Expense

Research & Development


$120
$100
$80
$60
$40
$20
$0
1999
2000
2001E

Sales & Marketing


$120
$100
$80
$60
$40
$20
$0
1999
2000
2001E

General & Administrative


$250
$200
$150
$100
$50
$0
1999
2000
2001E

Transforming Operating Structure

* Continue R&D investment

* Moderate S&M spend

* Significantly improve G&A efficiency

ON Semiconductor™

Analyst Day
May 10, 2001

Overall Transformation Acceleration

2001 Cost Reduction Plan



$120
$100
$80
$60
$40
$20
$0
Manufacturing
SG&A

Overall we have established cost reduction plans in manufacturing that exceed $100 million for this year. In addition to process cost & product yield improvements, we also have consolidation efforts underway that brings more external manufacturing in house which for the most part is at a lower cost while increasing factory utilization.

SG&A cost reductions are expected to yield more than $60 million this year from the actions I mentioned earlier.

Capital Expenditures
Moderate Capital Investments


(in millions)
$200
$160
$120
$80
$40
$0
1999
2000
2001E

The nature of our business does not require large capital investments relative to the semiconductor industry in general. We typically invest 6-10% of revenues into capital investments on an annual basis.

Given the current business environment, we have been rescheduling capital needs with our suppliers over the few months and are targeting $140 million of capital expenditures this year. The primary focus continues to be migration to low cost regions, broadband design development, and IT system integration completion.

ON Semiconductor™

Working Capital Metrics

Continue Net Days Improvement

Receivable & Payable Days



45
40
35
30
25
20
15
10
5
0
Dec-99
Dec-00
Mar-01
Dec-01E
DSOs
DPOs

We have made significant progress in closing the gap on net days receivable and payable. DSO's have ranged in the 40-45 day range over the past year while payable days have moved up significantly, from 29 days in Dec-99 to 43 days today. We expect to net a cash neutral to slightly positive position from receivable-payable activity going forward.

Working Capital Metrics

Re-align Factory Runrates

Inventory Days



100
90
80
70
60
50
40
30
20
10
0
Dec-99
Dec-00
Mar-01
Dec-01E

Outlook

2001 Q1 Highlights / Q2 Outlook

Q101 versus pro forma Q400:

Product revenues of $357 million, down 24%
Gross margin of 24%, down 9.3 percentage points
R&D up 11% to 6.4% of product revenues
SG&A down $25 million or 29%

Q201 outlook versus Q101:

Product revenues are expected to be flat to slightly down with slightly better gross and operating margins as cost reduction actions taken in the first quarter begin to materialize.

Financial Model

Percent of Product Revenues	Pro-Forma 1999	2000	Targets
IC Revenue% of Total	44.1%	51.3%	55% - 60%
Gross Margin	30.8%	35.4%	37% - 39%
Research & Development	2.3%	3.4%	5% - 7%
Operating Margin	13.8%	15.7%	17% - 19%

Excludes amortization of intangibles, restructuring and non-recurring charges

ON Semiconductor™

New Products Analog IC's



New Product Output
140
120
100
80
60
40
20
0
1997
1998
1999
2000
2001E



New Product % of Revenue
40.00%
20.00%
0.00%
Q1-99
Q2-99
Q3-99
Q4-99
Q1-00
Q2-00
Q3-00
Q4-00

<u>New Product Output Increasing</u>

- 2001 goal is 130 new products
- New product revenue @ 30%

Broadband

Available Market

- Based on 1998-1999 Product Portfolio: $450M

  Market share 2000: about 70%

  Competitors: Micrel/Synergy, Semtech

- Based on expanded product roadmap:

  > $1,600M @ CAGR 40%

  Market share 2001: about 12.5%

  Competitors: Micrel, Semtech, Maxim, AMCC, Vitesse

ON Semiconductor™

Broadband

Competitive Landscape

	Growth % 00/99	R&D%	GM%	EBIT%	Strengths			
					Digital Broadband ICs	Optical PMD layer	Optical PHY layer	Clock Distribution
VTSS	57	20	66	35		Y	Y	
MXIM	42	16	70	45		Y		
SMTC	47	13	56	34	Y			Y
MCRL	65	11	59	35	Y			
ONNN-BBG	52	12.5	73	41	Y			Y
AMCC	64	19	71	35		Y	Y	

ON Semiconductor™

Broadband
Strategy Summary

- R&D: 3x 2000 to 12.5%
- Focus on Networking Infrastructure/SAN & Servers/WS
- Customer intimacy
- Value added solutions @ higher GM (70-75%)
- Maintaining Performance leadership –
  - from 7 Gb/s to 10-15Gb/s & beyond
  - access to state of the art technologies: Bipolar, SiGe Bipolar, SiGe-BiCMOS, BiCMOS & 0.13um CMOS

Broadband
New Products Introductions



# of New Products
100
50
0
21
49
>58
1999
2000
2001

Increasing complexity / Value add / Gross Margin

General Purpose	21	3
Signal translation	4	4
Dataflow Management	12	16
Clock Generation & Dist	11	22
OEO PMD & PHY	1	13

ON Semiconductor™

Broadband
New Product Revenue

- 2000: $37M (11.8% of Sales)
- Q101: $9M
- 2001 CuView: $40+ M
- Revenue F/C 2002-2004 from 2001 development queue: > $150M

Total Bipolar Discrete Market



Discrete TAM Size (Billions) and Year-on-Year Growth %
$14
$12
$10
$8
$6
$4
$2
$0
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
1%
-12%
13.6%
21.3%
-10.4%
9.5%
18.3%
$8.7
$7.7
$8.7
$10.6
$9.5
$10.4
$12.3
'97
'98
'99
'00
'01
'02
'03

Source: WSTS, On Semi 21st Century Model, On Semi Internal Assessment

ON Semiconductor™

Analyst Day
May 10, 2001

Standard Semiconductors
Current Revenue Splits

Products



Bip Power
12%
Rectifier
30%
Thyristor 8%
Small Signal
34%
Zener
16%

Regions



Japan
3%
America's
44%
Asia Pac
32%
Europe
21%

Channel



Distribution
47%
EMSI
10%
OEM
43%

Markets



Networking
14%
Computing
14%
Wireless
14%
Consumer
15%
Automotive
19%
Industrial
24%

ON Semiconductor™

Analyst Day
May 10, 2001

CMOS Logic – Low Voltage Roadmap



VHC244: 8.5ns
AC244: 7.5ns
5V
LCX16244: 4.5ns
VCX16244: 2.5ns
LVX4245: 9.0ns
LVXC3245: 9.0ns
Vcc
3.3V
LCX16244: 5.5ns*
VCX16244: 3.0ns
LVXC3245: 10ns*
2.5V
VCX16244: 5.0ns
Future
1.8V
1.2V
Specifications are max limits
1997
1999
2000
2002

Advanced CMOS Technology Roadmap



1999
2000
2001
2002
2003
2004
PRODUCTS
VHC/LVX/LCX
VHC 1-Gate 5V/2V
VCX
New Analog Switches (NLAS)
VHC 2-Gate/3-Gate 2V/5V
FST - 2V to 7V
Interface Logic (GTL, LVDS)
Advanced Logic - 1.2V to 2.5V
Advanced MPD 0.9V to 3.3V
PROCESS
CSM .6µm 5V CMOS
CSM .35µm CMOS
TSM .5µm CMOS
TSM .35µm CMOS
CSM/TSM .18µm CMOS
PACKAGE
14/16/20/48/56 Lead TSSOP
8/14/16/20/24 SOIC
SC88A, SC88, TSOP5/6, TSSOP8 (MPD)
** Qualification Complete **
QFN14/16 - .5mm Lead Pitch
** Need Q2 '01 Production for New Products **
QSOP16/20/24 .5mm Lead Pitch
** Need Q2 '01 Production for New Products **
US8/SM8 - .5mm Lead Pitch
** Need Q3 '01 Prototypes for New Products **
Micro BGA plus 40/48/56/96/114
Available
Committed
Planned

ON Semiconductor™

Analyst Day
May 10, 2001

Manufacturing Cost Reduction

- 1999 Cost Savings: $111 Million
- 2000 Cost Savings: $88 Million

- 2001 Cost Reduction Plan: $113 Million
- 2001 Q1 Cost Savings: $19.2 Million
  (versus $16.3 M goal)

- Factory Consolidation Projects to produce 2002 Cost Savings

Capacity Expansion Plan


Actual Production
Existing, New & Reserved Capacity
12,000
10,000
8,000
6,000
4,000
2,000
0
K Units/Qtr
Q100
Q200
Q300
Q400
Q101
Q201
Q301
Q401
Quarter in Year

-Actual unit output peaked at more than 8B units in Q3 of 2000.

-Run rates adjusted down through:
- -selective downsizing in staff
- -short term factory shutdowns
- -elimination of non-strategic external suppliers
- -reduction in run rates at remaining subcontractors

-Recovery plan through:
- -full utilization of existing installed capacity
- -addition of new fab & A/T capability, especially analong, Broadband and micropackages
- -expansion of suppliers through utilization of reserved capacity

ON Semiconductor™